UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             -----------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                              April 14, 2006

                             -----------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of (Commission File              (IRS Employer
incorporation)                       Number)            Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 17, 2006, the registrant issued a news release announcing its operating revenues and earnings for the first quarter ended March 31, 2006. A copy of the news release is included as an exhibit to this Form 8-K.

ITEM 8.01. OTHER EVENTS.

      On  April  14,  2006,  the Company's Board of Directors  approved  an increase to its authorization for repurchases of common stock pursuant to its previously announced stock repurchase program. The Company is authorized to repurchase an additional 6 million shares, in addition to the remaining shares available for repurchase pursuant to the Board's previous authorization announced on November 24, 2003. The Company may purchase shares from time to time depending on market, economic and other factors. The authorization will continue until withdrawn by the Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit 99.1    News release issued by the registrant on April 17,
2006.



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      April 19, 2006               By:  /s/ John J. Steele
           ----------------                  ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      April 19, 2006               By:  /s/ James L. Johnson
           ----------------                  ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary